                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                October 28, 2003
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                                 1-9186                               59-2857021
    (State or Other Jurisdiction of            (Commission File Number)                     (IRS Employer
    Incorporation or Organization)                                                       Identification No.)

       24301 Walden Center Drive                                                                34134
     Bonita Springs, Florida 34134                                                           (Zip Code)
(Address of Principal Executive Office)

                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS

(c)      Exhibit           Description
         -------           -----------

         99.1     Press Release of WCI Communities, Inc. dated October 28, 2003

                  On October 28, 2003, WCI Communities, Inc. issued a press release announcing that it has filed a shelf registration statement with the Securities and Exchange Commission for the sale of shares of its common stock by selling stockholders. The registration statement covers only shared held by pre-IPO WCI shareholders and will not involve the issuance of new shares, nor will it create any dilution to existing shareholders. A copy of this press release is attached hereto as Exhibit 99.1.

      The information is being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WCI COMMUNITIES, INC.


                                   By:    /s/ James P. Dietz
                                          --------------------------------------
                                          Name:  James P. Dietz
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date:  October 28, 2003